                                  SCHEDULE 14A


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. __ )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                               AIM SUMMIT FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5) Total fee paid:

         -----------------------------------------------------------------------

PROXY VOTING INFORMATION

A proxy statement was mailed to planholders and shareholders of record as of the close of business on September 22, 2006, for the plans and fund listed below. The purpose of the proxy statement is to request (1) approval of the dissolution of AIM Summit
Investors Plans I and AIM Summit Investors Plans II, to allow planholders to become direct shareholders of Class P Shares of AIM
Summit Fund and (2) approval of an Amended and Restated Distribution Plan for AIM Summit Fund Class P Shares, as applicable. The proxy statement contains disclosure information about the proposals for which votes are being solicited. You can also access the proxy statement, common questions regarding the proposals, prospectuses, and the AIM Summit Fund annual report by clicking on the names listed below.

      o     AIM Summit Investors Plans I

      o     AIM Summit Investors Plans II

      o     AIM Summit Fund (Class P Shares)

------------------------------------------------------------------------------------------------------------------------------------

HOW TO VOTE

You may cast your vote by any of the following methods. HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE NOW TO SAVE THE
EXPENSE OF ADDITIONAL SOLICITATIONS.

BY INTERNET       You may vote your shares at www.proxyweb.com [link]      BY TELEPHONE     Call toll-free 1.888.221.0697. Enter the
[PC ICON]         unless your shares are held through a broker, in         [PHONE ICON]     control number listed on the proxy card
                  which case you may vote your shares at                                    and follow the recorded instructions.
                  www.proxyvote.com. [link]

                  Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

------------------------------------------------------------------------------------------------------------------------------------

BY MAIL           Complete and sign the proxy card and return it in        IN PERSON        The shareholder meeting will be held on
[MAIL ICON]       the postage-paid envelope provided in the                                 November 30, 2006. Please notify AIM
                  shareholder mailing.                                                      Investments at 1.800.952.3502 if you
                                                                                            plan to attend this meeting.

------------------------------------------------------------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at
1.800.952.3502 any business day between 7:30 a.m. and 7:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm,
Computershare Fund Services, may contact you to remind you to exercise your right to vote.


                                       Prospectuses | Help | Site Map | Terms of Use | Privacy

------------------------------------------------------------------------------------------------------------------------------------

                                                AIM INVESTMENT SERVICES, INC. 10/2006

                                     (c) 2006 A I M Management Group Inc. All Rights Reserved.

AIM PROXY INFORMATION BY FUND

AIM SUMMIT INVESTORS PLANS I

    1.  Please read the proxy statement in full. (PDF)

    2. Access some typical questions that planholders may have regarding the proxy statement. (PDF)

    3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

ADDITIONAL FUND MATERIALS:

    o   Prospectus (PDF)

--------------------------------------------------------------------------------

AIM SUMMIT INVESTORS PLANS II

    1.  Please read the proxy statement in full. (PDF)

    2. Access some typical questions that planholders may have regarding the proxy statement. (PDF)

    3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

ADDITIONAL FUND MATERIALS:

    o   Prospectus (PDF)

--------------------------------------------------------------------------------

AIM SUMMIT FUND CLASS P SHARES

    1.  Please read the proxy statement in full. (PDF)

    2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

    3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

ADDITIONAL FUND MATERIALS:

    o   Prospectus (PDF)

    o   Annual Report (PDF)

    o   Semiannual Report (PDF)

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1.800.952.3502 any business day between 7:30 a.m. and 7:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

             Prospectuses | Help | Site Map | Terms of Use | Privacy

--------------------------------------------------------------------------------

                  AIM INVESTMENT SERVICES, INC. 10/2006

            (C) 2006 A I M Management Group Inc. All Rights Reserved.

QUESTIONS & ANSWERS FOR:

                          AIM SUMMIT INVESTORS PLANS I
                          AIM SUMMIT INVESTORS PLANS II
                        AIM SUMMIT FUND (CLASS P SHARES)

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement/prospectus.

HOW DO I VOTE?
Voting may take place in the following ways:

   o You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

   o You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-904-6172; you will be asked to verify your identity such as your current address and ZIP code.

   o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

   o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES A I M DISTRIBUTORS, INC. AND THE BOARD RECOMMEND THAT I VOTE?
A I M Distributors, Inc. recommends that you vote FOR Proposal 1, and the Board, including all of the independent trustees, recommends that you vote FOR Proposal 2.

WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the November 30, 2006, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
Yes, AIM has hired Computershare Fund Services as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

   o SECURE SOCKETS LAYER (SSL) -- A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

   o CONTROL NUMBER -- Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

   o FIREWALL -- To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the Shareholder Meeting, which will be held on November 30, 2006 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

   o You are being asked to vote on the approval of the dissolution of AIM Summit Investors Plans I and AIM Summit Investors Plans II, to allow planholders to become direct shareholders of Class P Shares of AIM Summit Fund.

   o You are being asked to vote on the approval of an Amended and Restated Distribution Plan for AIM Summit Fund Class P Shares.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

Proxy: AIM Summit Funds - AIM Summit Plan I


[AIM INVESTMENTS LOGO APPEARS HERE]

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                                AIM SUMMIT FUNDS
                          AIM SUMMIT INVESTORS PLANS I


AIM DISTRIBUTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1. THE BOARD RECOMMENDS
                            VOTING "FOR" PROPOSAL 2.

PROPOSAL 1.    APPROVE THE DISSOLUTION OF AIM SUMMIT INVESTORS PLANS I                 - FOR      - AGAINST      - ABSTAIN
               ("PLANS I") AND AIM SUMMIT INVESTORS PLANS II ("PLANS II"), TO
               ALLOW PLANHOLDERS TO BECOME DIRECT SHAREHOLDERS OF CLASS P SHARES
               OF AIM SUMMIT FUND.
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.    APPROVE AN AMENDED AND RESTATED DISTRIBUTION PLAN FOR AIM               - FOR      - AGAINST      - ABSTAIN
               SUMMIT FUND CLASS P SHARES.
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Please refer to the proxy statement for discussion of each of these matters. If no specification is made on a proposal, the proposal will be voted "For".
--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address here:
                                                                          ------


             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
   IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT)
                         VOTE WILL BE CONSIDERED VALID.

                                       ------
                  PRESS THIS BUTTON TO SUBMIT YOUR PROXY VOTE.
                                       ------

   (C) 2000, 2006 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.

 The ADP logo is a registered trademark of ADP of North America, Inc. Terms and
                         Conditions. Privacy Statement.

Proxy: AIM Summit Funds - AIM Summit Plan II


[AIM INVESTMENTS LOGO APPEARS HERE]

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                                AIM SUMMIT FUNDS
                          AIM SUMMIT INVESTORS PLANS II


AIM DISTRIBUTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1. THE BOARD RECOMMENDS
                            VOTING "FOR" PROPOSAL 2.

PROPOSAL 1.    APPROVE THE DISSOLUTION OF AIM SUMMIT INVESTORS PLANS I                 - FOR      - AGAINST      - ABSTAIN
               ("PLANS I") AND AIM SUMMIT INVESTORS PLANS II ("PLANS II"), TO
               ALLOW PLANHOLDERS TO BECOME DIRECT SHAREHOLDERS OF CLASS P SHARES
               OF AIM SUMMIT FUND.
----------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 2.   APPROVE AN AMENDED AND RESTATED DISTRIBUTION PLAN FOR AIM               - FOR      - AGAINST      - ABSTAIN
               SUMMIT FUND CLASS P SHARES.
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Please refer to the proxy statement for discussion of each of these matters. If no specification is made on a proposal, the proposal will be voted "For".
--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address here:
                                                                         -------


             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
     IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT)
                         VOTE WILL BE CONSIDERED VALID.

                                       ------
                  PRESS THIS BUTTON TO SUBMIT YOUR PROXY VOTE.
                                       ------

   (C) 2000, 2006 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.

 The ADP logo is a registered trademark of ADP of North America, Inc. Terms and
                         Conditions. Privacy Statement.

Proxy: AIM Summit Funds - AIM Summit Fund Class P


[AIM INVESTMENTS LOGO APPEARS HERE]

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                                AIM SUMMIT FUNDS
                         AIM SUMMIT FUND CLASS P SHARES


AIM DISTRIBUTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1. THE BOARD RECOMMENDS
                            VOTING "FOR" PROPOSAL 2.

PROPOSAL 1.    APPROVE THE DISSOLUTION OF AIM SUMMIT INVESTORS PLANS I                 - FOR      - AGAINST      - ABSTAIN
               ("PLANS I") AND AIM SUMMIT INVESTORS PLANS II ("PLANS II"), TO
               ALLOW PLANHOLDERS TO BECOME DIRECT SHAREHOLDERS OF CLASS P
               SHARES OF AIM SUMMIT FUND.
----------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.    APPROVE AN AMENDED AND RESTATED DISTRIBUTION PLAN FOR AIM               - FOR      - AGAINST      - ABSTAIN
               SUMMIT FUND CLASS P SHARES.
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Please refer to the proxy statement for discussion of each of these matters. If no specification is made on a proposal, the proposal will be voted "For".
--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address here:
                                                                         -------


             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
   IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT)
                         VOTE WILL BE CONSIDERED VALID.

                                       ------
                  PRESS THIS BUTTON TO SUBMIT YOUR PROXY VOTE.
                                       ------

   (C) 2000, 2006 ADP Financial information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.

 The ADP logo is a registered trademark of ADP of North America, Inc. Terms and
                         Conditions. Privacy Statement.

                                   IVR TESTING


Welcome,

Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card.

Please refer to your proxy card as you vote.

"AIM DISTRIBUTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1. THE BOARD RECOMMENDS VOTING "FOR" PROPOSAL 2. TO VOTE WITH RECOMMENDATIONS, PRESS ONE NOW, TO VOTE OTHERWISE, PRESS 2."

     Press 1: You have voted as AIM DISTRIBUTORS and THE BOARD recommended.

               If this is correct press 1
               If incorrect press 0

          Press 1: If you have received more than one proxy card you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call press 0 now.

               Press 1: Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card
               Press 0: Thank you for voting

          Press 0: Please refer to your proxy card as you vote. To vote as the board recommends on all proposals press 1 now. To vote on each proposal separately press 0 now.

To vote on each proposal separately press 0 now.

     Press 0: Proposal 1: To vote FOR press 1, AGAINST press 9, ABSTAIN press 0

              Proposal 2: To vote FOR press 1, AGAINST press 9, ABSTAIN press 0

Your votes have been cast as follows:
Proposal 1:  For
Proposal 2:  For

              If this is correct press 1
              If incorrect press 0

     Press 1: If you have received more than one proxy card you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call press 0 now.

          Press 1: Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card Press 0: Thank you for voting

          Press 0: Please refer to your proxy card as you vote. To vote as the board recommends on all proposals press 1 now. To vote on each proposal separately press 0 now. (STARTS OVER AND REPEATS IN ITS ENTIRETY)